SUB-ITEM Q1 (A):  EXHIBITS

FEDERATED WORLD INVESTMENT SERIES, INC.
ARTICLES SUPPLEMENTARY
Federated World Investment Series, Inc., a Maryland corporation having its principal office in the City of Baltimore, Maryland, and a registered open-end
Company under the Investment Company Act of
1940 (the "Corporation"), hereby certifies to the State
Department of Assessments and Taxation of Maryland, that:
	FIRST: The Corporation is authorized to issue three billion (3,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($0.001) per share, with an aggregate par value of $3,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

	SECOND:  The Board of Directors of the
Corporation hereby reclassifies 100,000,000 shares of the authorized and unissued shares of Federated
Emerging Market Debt Fund Class A Shares into
Federated Emerging Market Debt Fund Institutional
Shares.

	THIRD:  Immediately before the
reclassification of shares as set forth in Article
SECOND hereto, the Corporation was authorized to issue three billion (3,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($0.001) per share, with an aggregate par value of $3,000,000 which were classified as follows:

Class
Number of
Shares
Federated International Leaders
Fund Class A Shares
300,000,000
Federated International Leaders
Fund Class B Shares
200,000,000
Federated International Leaders
Fund Class C Shares
200,000,000
Federated International Leaders
Fund Institutional Shares
100,000,000

Federated Emerging Market Debt
Fund Class A Shares
500,000,000
Federated Emerging Market Debt
Fund Class B Shares
200,000,000
Federated Emerging Market Debt
Fund Class C Shares
200,000,000
Federated Emerging Market Debt
Fund Class F Shares
100,000,000


Federated International Small-Mid
Company Fund Class A Shares
500,000,000
Federated International Small-Mid
Company Fund Class B Shares
300,000,000
Federated International Small-Mid
Company Fund Class C Shares
200,000,000
Federated International Small-Mid
Company Institutional Shares
200,000,000


Following the aforesaid reclassification of shares as set forth in Article SECOND hereto, the Corporation will be authorized to issue three billion
(3,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent
($0.001) per share, with an aggregate par value of $3,000,000 classified as follows:



Class
Number of
Shares
Federated International Leaders
Fund Class A Shares
300,000,000
Federated International Leaders
Fund Class B Shares
200,000,000
Federated International Leaders
Fund Class C Shares
200,000,000
Federated International Leaders
Fund Institutional Shares
100,000,000
Federated Emerging Market Debt
Fund Class A Shares
400,000,000
Federated Emerging Market Debt
Fund Class B Shares
200,000,000
Federated Emerging Market Debt
Fund Class C Shares
200,000,000
Federated Emerging Market Debt
Fund Class F Shares
100,000,000
Federated Emerging Market Debt
Fund Institutional Shares
100,000,000


Federated International Small-Mid
Company Fund Class A Shares
500,000,000
Federated International Small-Mid
Company Fund Class B Shares
300,000,000
Federated International Small-Mid
Company Fund Class C Shares
200,000,000
Federated International Small-Mid
Company Institutional Shares
200,000,000

	FOURTH:  The shares of common stock of
the Corporation reclassified hereby shall be subject to all of the provisions of the Corporation's charter relating to shares of stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms of condition of redemption set forth in Article
FOURTH, paragraph (b) of the Articles of Incorporation of the Corporation.

	FIFTH: The stock has been classified and reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

	SIXTH:  The Articles Supplementary will
become effective immediately upon filing with the State Department of Assessments and Taxation of
Maryland.

	IN WITNESS WHEREOF, the Corporation
has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Executive Vice President on March 20, 2012.

	The undersigned, President and Executive
Vice President of the Corporation, hereby acknowledge that these Articles Supplementary are the act of the Corporation, and that to the best of their knowledge, information and belief, all the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST:


/s/ John W.
McGonigle
Name: John W.
McGonigle
Title:  Executive Vice
President
FEDERATED WORLD
INVESTMENT SERIES,
INC.

By:  /s/ J. Christopher
Donahue
Name:  J. Christopher
Donahue
Title:  President